                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      Exchange Act of 1934 (Amendment No. )

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

                           Check the appropriate box:
                         | | Preliminary Proxy Statement
                         |X| Definitive Proxy Statement
                       |_| Definitive Additional Materials
                    |_| Soliciting Material Under Rule 14a-12
                |_| Confidential, For Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))

                                 GOAMERICA, INC.
                                 ---------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

                                 GOAMERICA, INC.
                              433 Hackensack Avenue
                          Hackensack, New Jersey 07601

                                November 26, 2003

To Our Stockholders:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders of GoAmerica, Inc. at 10:00 a.m. local time, on December 19, 2003, at Continental Plaza, 433 Hackensack Avenue, 2nd Floor, Hackensack, New Jersey.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting. Those of you who are receiving this document as part of the Annual Meeting package should note that the enclosed copy of our Form 10-K for the year ended December 31, 2002 is being provided as our most recent annual report. Due to the time between the filing of the 10-K and Proxy Statement, the most current information about our Directors and Executive Officers is contained in this Proxy Statement.

It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we urge you to have your shares represented by taking a moment to vote by phone, via the Internet or by using the enclosed proxy card, at your earliest convenience. Unless the proxy is validly revoked by you, your shares will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

                                                  Sincerely,

                                                  /s/ Aaron Dobrinsky
                                                  Executive Chairman


                                                  /s/ Daniel R. Luis
                                                  Chief Executive Officer

                                 GOAMERICA, INC.
                              433 Hackensack Avenue
                          Hackensack, New Jersey 07601

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On December 19, 2003

The Annual Meeting of Stockholders (the "Meeting") of GoAmerica, Inc., a Delaware corporation (the "Company"), will be held at Continental Plaza, 433 Hackensack Avenue, 2nd Floor, Hackensack, New Jersey on December 19, 2003, at 10:00 a.m. local time, to consider and act upon:

(1) a proposal to elect three Class C directors to serve until the 2006 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified; and

(2) such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Holders of common stock of record at the close of business on November 7, 2003 are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 433 Hackensack Avenue, Hackensack, New Jersey for a period of ten days prior to the Meeting as well as on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, KINDLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, OR FOLLOW THE INSTRUCTIONS PROVIDED FOR VOTING BY PHONE OR THE INTERNET. THE PROMPT RETURN OF PROXIES OR VOTE BY PHONE OR THE INTERNET WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED. IF YOU ELECT TO VOTE BY PHONE OR THE INTERNET, THE LAST VOTE YOU SUBMIT CHRONOLOGICALLY (BY ANY MEANS) WILL SUPERSEDE YOUR PRIOR VOTE(S). ALSO, IF YOU VOTE BY PHONE OR THE INTERNET, AND LATER DECIDE TO ATTEND THE ANNUAL MEETING, YOU MAY CANCEL YOUR PREVIOUS VOTE AND VOTE IN PERSON AT THE MEETING.

Hackensack, New Jersey                      By Order of the Board of Directors
November 26, 2003                           /s/ Daniel R. Luis
                                            Daniel R. Luis
                                            Chief Executive Officer

        The Company's 2002 Annual Report accompanies the Proxy Statement.

                                 GOAMERICA, INC.
                              433 Hackensack Avenue
                          Hackensack, New Jersey 07601

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of GoAmerica, Inc. (the "Company", "GoAmerica", or "We" and any derivations thereof) of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on December 19, 2003 (the "Meeting"), at Continental Plaza, 433 Hackensack Avenue, 2nd Floor, Hackensack, New Jersey at 10:00 a.m. local time, and at any adjournment or adjournments thereof. Holders of record of shares of Common Stock, $0.01 par value ("Common Stock"), as of the close of business on November 7, 2003, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 54,341,946 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Meeting. As of November 7, 2003, there were 261 holders of record and approximately 16,000 beneficial owners of our Common Stock.

This Proxy Statement, together with the related proxy card, is being mailed to the stockholders of the Company on or about November 26, 2003. The Annual Report of the Company for the year ended December 31, 2002, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all stockholders of record as of November 7, 2003. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders are able to supply such materials to beneficial owners as of November 7, 2003. We will bear the entire cost of this proxy solicitation, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card, and any additional materials furnished to stockholders. You may vote by completing and returning the enclosed proxy or by voting in person at the Meeting. In addition, you may be able to vote by phone or via the Internet, as described below.

Whether or not you plan to attend the Meeting, please take the time to vote. Votes may be cast:

         o        by traditional paper proxy card;

         o        by phone;

         o        via the Internet; or

         o        in person at the Meeting.

Please take a moment to read the instructions, choose the way to vote that you find most convenient and cast your vote as soon as possible.

Voting by Proxy Card. If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted:

         o FOR Proposal 1, electing the three nominees named herein as Class C directors of the Company; and

         o In the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Acting Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

Voting by Phone or via the Internet. If you are a stockholder of record (that is, if your stock is registered with the Company in your own name), you may vote by phone, or through the Internet, by following the instructions included with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote by phone or the Internet. If so, the voting form your nominee sent you will provide phone and Internet voting instructions. The last vote you submit chronologically (by any means) will supersede your prior vote(s). Also, if you vote by phone or the Internet, and later decide to attend the Meeting, you may cancel your previous vote and vote in person at the Meeting.

The deadline for voting by phone or through the Internet as a stockholder of record is 11:59 p.m., EST, on December 18, 2003. For stockholders whose shares are registered in the name of a broker or other nominee, please consult the voting instruction provided by your broker for information about the deadline for voting by phone or through the Internet.

Voting in Person. If you attend the Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Meeting.

Attendance at the Meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the Meeting, we encourage you to submit your proxy in advance to ensure the representation of your shares at the Meeting.

The close of business on November 7, 2003 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting. As of the close of business on November 7, 2003, the Company had 54,341,946 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote per share on all matters on which such stockholder is entitled to vote.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock is necessary to constitute a quorum at the Meeting. Votes of stockholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the meeting for purposes of determining whether a quorum exists.

If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter.

For Proposal 1, nominees for election as Class C directors at the Meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting. Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

At the Meeting, three Class C directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2006 and until their successors shall have been elected and qualified.

We currently have six directors. As set forth in our amended and restated certificate of incorporation, the terms of office of the members of the Board of Directors are divided into three classes: Class A, whose term will expire at the 2004 Annual Meeting of Stockholders; Class B, whose term will expire at the 2005 Annual Meeting of Stockholders; and Class C, whose term will expire at the 2003 Annual Meeting of Stockholders. The current Class A directors are Mark Kristoff and Joseph Korb, the current Class B director is Daniel Luis, and the current Class C directors are Aaron Dobrinsky, Alan Docter and King Lee. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our by-laws permit the Board of Directors to increase or decrease the size of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. This classification of the Board of Directors may have the effect of delaying or preventing changes in control or management of GoAmerica.

It is the intention of the persons named in the enclosed form of proxy to vote the shares of Common Stock represented thereby, unless otherwise specified in the proxy, for the election as Class C directors the nominees whose names and biographies appear below. In the event that any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

The current nominees for election as Class C directors to the Board of Directors are as follows:

                                                     Served as a Director
          Name                     Age                      Since                     Positions with the Company
-------------------------    -----------------     -------------------------      ------------------------------------
Aaron Dobrinsky                     39                       1996                 Executive  Chairman  of  the  Board
                                                                                  and Class C Director

Alan Docter                         60                       1996                 Class C Director

King Lee                            62                       2003                 Class C Director

The principal occupations and business experience, for at least the past five years, of each nominee is as follows:

Aaron Dobrinsky founded GoAmerica in 1996 and served as our Chairman of the Board and Chief Executive Officer from our inception in 1996 until January 2003, when he was appointed Executive Chairman. He also served as our President until November 2000.

Alan Docter joined our Board of Directors in October 1996 at the time of his initial investment in GoAmerica. Since 1990, Mr. Docter has been an early-stage investor in technology companies, including M.A.I.D. plc (now BrightStation), ViaWeb (sold to Yahoo!), Butterfly V.L.S.I. Ltd. (sold to Texas Instruments) and Invino Corp. (sold to Youth Stream Media Networks). Mr. Docter has served as President of Continental Mining and Metallurgical Corporation since 1991 and as President of CMMC Ventures, Inc. since 1999. He has also served as Vice Chairman of Considar, Inc., an international metals trading company, since 1995. Mr. Docter also serves on the boards of directors of a number of privately held companies.

King Lee joined our Board of Directors in January 2003. Mr. Lee currently serves as the Chief Executive Officer of Bravanta, Inc. During his career he has served as the chief executive officer of a number of companies both public and private. Mr. Lee has spent the last ten years doing turnarounds and during that same period Mr. Lee was also the co-founder of Wynd Communications Corp. which became a wholly-owned subsidiary of GoAmerica in June 2000. Mr. Lee served on the board of directors of Wynd. Communications Corp. until its acquisition by us. Mr. Lee also serves on the boards of directors of a number of privately held companies.

Each elected Class C director will hold office until the 2006 Annual Meeting of Stockholders and until his successor is duly elected and qualified. None of the nominees are related to any other nominee, director or executive officer of the Company.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT  STOCKHOLDERS  VOTE  FOR EACH OF THE
NOMINEES FOR THE BOARD OF DIRECTORS. PLEASE NOTE THAT PROXIES CANNOT BE VOTED FOR MORE THAN THE THREE (3) CLASS C DIRECTORS NAMED ABOVE.

Board of Directors

We have six members on our Board of Directors. The current composition of our Board of Directors is as follows:


                                                     Served as a Director
           Name                     Age                     Since                     Positions with the Company
---------------------------    ---------------     -------------------------      ------------------------------------
Aaron Dobrinsky                      39                      1996                 Executive  Chairman  of  the  Board
                                                                                  and Class C Director

Joseph Korb                          51                      1996                 Executive Vice  Chairman,  Strategy
                                                                                  and Strategic  Alliance and Class A
                                                                                  Director

Daniel Luis                          37                      2003                 Chief  Executive  Officer and Class
                                                                                  B Director

Alan Docter                          60                      1996                 Class C Director
Mark Kristoff                        41                      1998                 Class A Director

King Lee                             62                      2003                 Class C Director


Joseph Korb joined GoAmerica in 1997 as Executive Vice President and has been a director since October 1996. In May 2002, Mr. Korb was appointed as our Executive Vice Chairman, Strategy and Strategic Alliances. He also served as our President from November 2000 until May 2002. Prior to joining us, Mr. Korb served in various capacities, including Vice President of Product Management and Business Development, at RAM Mobile Data (now Cingular Interactive) from 1992 to 1996. Mr. Korb currently serves as a board member and Vice President of the
Portable   Computing  and   Communications   Association,   an  industry   trade
association.

Daniel Luis joined our Board of Directors in January 2003 at the time he was elected our Chief Executive Officer. He previously served as our President and Chief Operating Officer from May 2002 until January 2003. Mr. Luis is also President and Chief Executive Officer of Wynd Communications Corp., which became a wholly owned subsidiary of GoAmerica in June 2000. Mr. Luis joined Wynd in 1994 and has held his current positions with Wynd since 1998.

Mark Kristoff joined our Board of Directors in June 1998. Since 1991, Mr. Kristoff has been President and Chief Operating Officer of Considar, Inc., an international metals trading company. Since 1990, Mr. Kristoff also has been an early-stage investor in many technology companies and serves on the board of directors of a number of privately held companies.

For the biographical summaries of our Class C directors, Aaron Dobrinsky, Alan Docter and King Lee, see the above list of nominees.

Each Class A director will hold office until the 2004 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Each Class B director will hold office until the 2005 Annual Meeting of Stockholders and until his successor is duly elected and qualified. None of the Company's current directors is related to any other director or to any executive officer of the Company.

Compensation of Directors

Historically, non-employee (or "independent") directors serving on our Board of Directors received annual compensation of $20,000 either in cash or Company securities equivalents. In addition, each independent director, upon initial election to the Board of Directors, received options to purchase up to 64,000 shares of our Common Stock. Each director who was a stockholder of the Company and who served on the Board of Directors as a representative of another entity or group of stockholders prior to the Company's initial public offering received options to purchase up to 32,000 shares of our Common Stock. In January 2003, Messrs. Docter and Kristoff (as well as Mr. Brian Bailey and Mr. Adam Dell, who both resigned in 2002, and Mr. Robi Blumenstein, who resigned in 2003) each received $15,000 as compensation for 2002. Additionally, in January 2003, the Board of Directors voted to amend the compensation of the Board of Directors for 2003. Under such changes, non-employee directors serving on our Board of Directors will receive a $5,000 per quarter retainer and per meeting fees of $1,000 for each in-person Board meeting attended, and $500 for each telephonic Board meeting attended. Each committee member will receive $500 for each Board Committee meeting attended, except when a committee meeting is held reasonably contiguous to a Board meeting. Additionally, each independent director received 300,000 stock options in 2003 (and upon a new director's election to the Board) and 75,000 annually each subsequent year that each such director remains on the Board. Each of the non-employee directors waived his right, effective as of July 1, 2003, to receive such quarterly and per meeting fees through December 31, 2003. All future option grants shall have an exercise price equal to the fair market value of our Common Stock on the date of grant and generally shall vest at a rate of one-third per year from the date of grant. Each director will be reimbursed by us for reasonable expenses they incur in connection with their participation in our Board meetings.

Committees and Meetings of the Board

The Board of Directors held twelve meetings during 2002. During this period, each incumbent member of the Board of Directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director) and
(ii) the total number of meetings held by all Committees of the Board on which each such director served (during the periods such director served). The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

COMPENSATION COMMITTEE. The Compensation Committee was established in December 1999. The Compensation Committee approves salaries and incentive compensation for our executive officers and key employees, administers and grants awards under the Company's 1999 Stock Plan and administers the terms of outstanding options. In 2002 the Compensation Committee was comprised of Mr. Docter as well as Mr. Brian Bailey, who resigned from the Board in 2002, and Mr. Blumenstein, who resigned from the Board in 2003. The Compensation Committee is currently comprised of Messrs. Docter, Kristoff and Lee, with Mr. Docter serving as Chairman. The Compensation Committee held three meetings during 2002.

AUDIT COMMITTEE. The Audit Committee was established in December 1999 and is currently comprised of three (3) members. The Audit Committee's responsibilities include: (i) evaluating and the engagement of the Company's independent auditors; (ii) reviewing and reporting on the results and scope of their audit findings; (iii) reviewing the Company's periodic reports filed with the Securities and Exchange Commission; and (iv) monitoring, on a periodic basis, the internal controls of the Company. In 2002, the Audit Committee was comprised of Messrs. Docter and Kristoff as well as Mr. Blumenstein, who resigned from the Board in 2003. The Audit Committee is currently comprised of Messrs. Docter, Kristoff, and Lee, with Mr. Lee serving as Chairman. The Audit Committee held five meetings during 2002.


NOMINATING COMMITTEE. The Nominating Committee was established in July 2000. The Nominating Committee's responsibilities include recommending to the Board of Directors qualified individuals to serve on the Company's Board of Directors. The Nominating Committee will not consider any nominees recommended by the Company's security holders. In 2002 the Nominating Committee was comprised of Messrs. Dobrinsky, Blumenstein, Docter and Kristoff and acted once during 2002, concurrent with a meeting of the Board of Directors. The Nominating Committee is currently comprised of Messrs. Dobrinsky, Docter and Kristoff.


                             AUDIT COMMITTEE MATTERS

The following report of the Audit Committee is not to be deemed 'soliciting material' or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

AUDIT COMMITTEE CHARTER. The Audit Committee is governed by a written Audit Committee Charter (the "Charter") first adopted and approved on May 2, 2000. A copy of the Charter is annexed to this proxy statement as Appendix B. The audit Committee is in the process of amending its charter to implement new rules and standards of the Securities and Exchange Commission and Nasdaq.

INDEPENDENCE OF AUDIT COMMITTEE MEMBERS. The Company's Common Stock is listed on the Nasdaq SmallCap Market and the Company is governed by the listing standards applicable thereto. Each of the members of the Audit Committee have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(14) of the National Association of Securities Dealers Marketplace rules.

As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management and financial personnel and the independent auditors, the following:

         o the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

         o the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

         o changes in the Company's accounting practices, principles, controls or methodologies;

         o        significant   developments  or  changes  in  accounting  rules
                  applicable to the Company; and

         o the adequacy of the Company's internal controls and accounting and financial personnel.

AUDIT COMMITTEE REPORT. In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002:

(1) the Audit Committee reviewed and discussed the audited financial statements with the Company's management;

(2) the Audit Committee discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees);

(3) the Audit Committee received and reviewed the written disclosures and the letter from the Company's independent auditors required by the Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company's independent auditors any relationship that may impact their objectivity and independence and satisfied itself as to the auditors' independence; and

(4) based on the review and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements be included in the 2002 Annual Report on Form 10-K.


               By the Audit Committee of the Board of Directors of
                                 GoAmerica, Inc.

                                 King Lee (Chairman)
                                 Alan Docter
                                 Mark Kristoff

AUDIT FEES

WithumSmith + Brown ("WSB") billed the Company an aggregate of $60,747 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year.

Ernst & Young LLP billed the Company an aggregate of $66,600 in fees for professional services rendered in connection with the audit of the Company's financial statements for the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended 2002 and $5,000 in fees in connection with the Company's Annual Report for the most recent fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Neither WSB nor Ernst & Young LLP billed the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended 2002 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

ALL OTHER FEES

Ernst & Young LLP billed the Company fees for other services of $118,150, including audit related services of $71,600 and non-audit services of $46,500. WSB did not bill the Company for any non-audit fees during 2002. Audit related services generally include fees for proposed business acquisitions, accounting consultations and SEC filings. Non-audit fees generally include fees for various tax related services.

OTHER MATTERS

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of the Company's principal accountant.

A representative of WSB is expected to attend the Meeting and to be available to respond to appropriate questions from stockholders.

CHANGE IN AUDITORS.

On December 20, 2002, we decided to no longer engage Ernst & Young LLP as our independent public accountants and engaged WSB to serve as our independent public accountants for the fiscal year 2002.

Ernst & Young's reports on the our consolidated financial statements for each of the years ended December 31, 2001, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001, 2000 and 1999 and through December 20, 2002, there were no disagreements with Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2001, 2000 and 1999 and through December 20, 2002, we did not consult with WSB with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                               EXECUTIVE OFFICERS

The following table identifies the current executive officers of the Company:

                                                              CAPACITIES IN                        IN CURRENT
NAME                                           AGE          WHICH SERVING                         POSITION SINCE
----                                           ---          -------------                         --------------
Aaron Dobrinsky.........................       39       Executive Chairman of the Board               2003

Daniel R. Luis..........................       37       Chief Executive Officer and Director          2003

Joseph Korb.............................       51       Executive Vice Chairman, Strategy and         2002
                                                        Strategic Alliances

Jesse Odom (1)..........................       38       Chief Technology Officer                      2000

____________

(1) Jesse Odom joined GoAmerica in 1996 as Vice President of Network Operations. He was appointed Chief Technology Officer in November 2000. Prior to joining GoAmerica, Mr. Odom served as Vice President of Network Engineering at American International Ore Corporation from 1991 to 1996.

None of our executive officers is related to any other executive officer or to any director of the Company. Our executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board of Directors.

SECTION 16(A) BENEFICIAL REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, officers, and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to
Section 12 of the Exchange Act, to file initial reports of ownership and reports of changes in ownership with respect to our equity securities with the Securities and Exchange Commission. All reporting persons are required to furnish us with copies of all reports that such reporting persons file with the SEC pursuant to Section 16(a). Based on our review of the copies of such forms received by us or written representations from such reporting persons, each such reporting person filed all of their respective reports pursuant to Section 16(a) on a timely basis during 2002.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION IN 2002, 2001 AND 2000

The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as our Chief Executive Officer at any time during 2002, regardless of compensation level, and each other executive officer whose aggregate cash compensation exceeded $100,000 at the end of 2002 (collectively, the "Named Executives") for the years ended December 31, 2002, 2001 and 2000.



                                                                                      LONG -TERM
                                                   ANNUAL COMPENSATION               COMPENSATION
                                                                                        AWARDS

                                                                                        Securities
                                                                    Other Annual        Underlying        All Other
                                         Salary      Bonus (2)      Compensation (7)      Options         Compensation
Name and Principal Position    Year        ($)           ($)             ($)                 (#)               ($)
--------------------------    ------    ---------    ----------    ---------------     -------------     -------------
Aaron Dobrinsky               2002      225,000         --               --            306,251           3,900 (11)
Executive Chairman of         2001      225,000         (3)              --            236,037 (3)       3,333 (11)
the Board; former Chief       2000      225,000      187,500             --            160,000           4,244 (11)
Executive Officer (until
January 2003)

Joseph Korb                   2002      225,000         --               --            306,250           3,834 (11)
Executive Vice Chairman,      2001      225,000        79,679(4)         --                --            4,036 (11)
Strategy and Strategic        2000      225,000       187,500            --            160,000           8,388 (11)
Alliances, former
President (May 2002 to
Jan. 2002)

Daniel R. Luis                2002      214,571         --               --            641,251           3,351(11)
Chief Executive Officer       2001      174,134         --               --                --                --
since Jan. 2003; former       2000      130,000        35,000            --            50,000                --
President and Chief
Operating Officer (May
2002 to Jan. 2003)

Francis J. Elenio (1)         2002      185,296         --               --            250,350           3,513 (11)
Chief Financial Officer,      2001      180,000        10,000(5)         --            120,000 (5)           --
Treasurer and Secretary       2000      150,000        125,000       247,706(8)         80,000               --


Jesse Odom                              185,296         --               --            250,350           7,235 (11)
Chief Technology Officer                180,000      40,000(6)        190,625(9)         30,000          5,980 (11)
                                        125,000      60,000        4,980,000(10)          --                 --

_______________
(1) Mr. Elenio resigned as Chief Financial Officer and Secretary, and ceased to be an executive officer of the Company, as of August 15, 2003.

(2) Except as otherwise indicated, the bonus awards were earned in the year indicated and were paid in the following year.

(3) Mr. Dobrinsky's 2001 fiscal year bonus consisted of options to purchase 236,037 shares of Common Stock having an above-market exercise price of $1.89 on the date of grant in 2002.

(4) Such bonus amount was paid during 2001.

(5) Mr. Elenio's 2001 fiscal year bonus consisted of $10,000 cash and options to purchase 120,000 shares of Common Stock having a fair market value of $1.89 per share on the date of grant in 2002.

(6) Mr. Odom's 2001 fiscal year bonus consisted of $40,000 cash and options to purchase 30,000 shares of Common Stock having a fair market value of $1.89 per share on the date of grant in 2002.

(7) The value of certain personal benefits is not included since the aggregate amount of such compensation did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for such Named Executives in the table above.

(8) Represents dollar value of the difference between the exercise price ($0.5625) of non-qualified stock options to purchase 27,500 shares of the Company's Common Stock and the amount received by the executive upon the sale of such shares on the public market ($9.57).

(9) Represents dollar value of the difference between the exercise price ($1.0625) of options to purchase 50,000 shares of the Company's Common Stock and the fair market value ($4.88) of the Common Stock on the exercise date.

(10) Represents dollar value of the difference between the exercise price ($0.4375) of warrants to purchase 320,000 shares of the Company's Common Stock and the fair market ($16.00) value of the Common Stock on the exercise date.

(11) Represents dollar value of automobile lease payments paid by or on behalf of the Company for the benefit of the executive.


OPTION GRANTS IN 2002

The following table provides information with respect to stock options granted to Named Executives during 2002.


                                                                                                 Potential
                                                                                           Realizable Value at
                                                                                             Assumed Annual
                                                                                             Rates of Stock
                                                                                            Appreciation for
                                                                                           Option Term ($)(4)
                                                                                          -----------------------
                                             % of Total
                                            Options Date
                      Number of              Granted to       Exercise
                      Securities              Employees        or Base
                    Underlying Options      in Fiscal Year      Price      Expiration Date
        Name          Granted (#)                (1)           ($/Sh)     (month/day/year)     5%          10%
------------------  ------------------     ----------------- ------------ ----------------  ---------   -------
Aaron Dobrinsky        236,037         (3)       4.07            1.89        4/12/2012      281,049     709,315
                       306,251         (2)       5.28            0.29       12/16/2012      55,952      141,212

Joseph Korb            306,251         (2)       5.28            0.29       12/16/2012      55,952      141,212

Daniel R. Luis         135,000                   2.33            1.89        1/17/2012      160,745     450,689
                       200,000                   3.45            0.54        5/29/2012      68,040      171,720
                       306,251         (2)       5.28            0.29       12/16/2010      55,952      141,212

Francis J. Elenio      120,000         (3)       2.07            1.89        1/17/2012      142,884     360,612
                       250,350                   4.31            0.29       12/16/2012      45,739      115,436

Jesse Odom             30,000          (3)       0.52            1.89        1/17/2012      35,721      90,153
                       250,350         (2)       4.31            0.29       12/16/2012      45,739      115,436


_____________

(1) Based on a total of 5,796,214 shares subject to options granted to our employees under our plans during 2002.

(2) A portion of these options were granted in consideration for a waiver of the right to receive certain 2003 salary compensation.

(3) Such option grants were disclosed in the 2002 Proxy Statement filed by the Company on April 17, 2002.

(4) The Securities and Exchange Commission (the "SEC") requires disclosure of the potential realizable value or present value of each grant. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent our estimate or projection of our future Common Stock prices. The disclosure assumes the options will be held for the full ten-year term prior to exercise. Such options may be exercised prior to the end of such term. The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There can be no assurance that the stock price will appreciate at the rates shown in the table.

The following table provides certain information as of December 31, 2002 with respect to each of our equity compensation plans:


                                                                                                  (c)
                                                                                         Number Of Securities
                                         (a)                                           Remaining  Available For
                              Number Of Securities To Be             (b)               Future Issuance Under
                               Issued Upon Exercise Of     Weighted-Average Exercise    Equity Compensation Plans
                                Outstanding Options,      Price Of Outstanding Options,  (Excluding Securities
       Plan Category             Warrants and Rights        Warrants and Rights           Reflected In Column (a))
       -------------             -------------------        -------------------           ------------------------
Equity Compensation Plans
Approved by
Stockholders..................       9,224,271                    $2.22                        2,543,068


Equity Compensation Plans
Not Approved by                          --                          --                            --
Stockholders (1)...........


TOTAL                                9,224,271                     $2.22                        2,543,068

_________________

(1) Excludes warrants to purchase 1,396,864 shares at $16.00 per share, issued in connection with strategic alliances. No stockholder vote was required in connection with such issuances.

On August 3, 1999, we adopted the GoAmerica Communications Corp. 1999 Stock Option Plan. This plan provided for the granting of options to purchase shares of Common Stock. No further options will be granted under the GoAmerica Communications Corp. 1999 Stock Option Plan.

In December 1999, our Board of Directors adopted the GoAmerica, Inc. 1999 Stock Plan (the "Plan") as a successor plan to the GoAmerica Communications Corp. 1999 Stock Option Plan, pursuant to which 4,800,000 additional shares of our Common Stock have been reserved for issuance to selected employees, non-employee Directors and consultants. In May 2001, our stockholders approved an increase in the maximum number of shares issuable under the Plan from 4,800,000 to 10,624,743 shares.

Under the terms of the Plan, a committee of our Board of Directors may grant options to purchase shares of our Common Stock to our employees and consultants at such prices as may be determined by the committee. The Plan provides for award grants in the form of incentive stock options and non-qualified stock options. Options granted under the Plan generally vest annually over 4 years and expire after 10 years.

AGGREGATED OPTION EXERCISES IN 2002 AND YEAR-END OPTION VALUES

The following table sets forth information concerning the year-end number of unexercised options held by each of the Named Executives. None of the Named Executives exercised any stock options during 2002 or owned any stock options with an exercise price below $0.29, the market price of the Company's Common Stock on December 31, 2002.

                             Number of Securities Underlying Unexercised
                                       Options at 12/31/02 (#)
                            -----------------------------------------------

             Name               Exercisable           Unexercisable
       ------------------   -----------------------------------------------

       Aaron Dobrinsky            460,102                322,186
       Joseph Korb                342,084                204,167
       Daniel R. Luis             462,563                508,720
       Francis J. Elenio          435,950                226,900
       Jesse Odom                 368,450                181,900


EMPLOYMENT   AGREEMENTS,   TERMINATION  OF  EMPLOYMENT   AND   CHANGE-IN-CONTROL
ARRANGEMENTS

Mr. Dobrinsky is a party to an agreement with us, effective as of May 6, 2002, under which he now serves as our Executive Chairman of the Board and previously served as our Chairman and Chief Executive Officer at an initial base salary of $225,000, subject to annual adjustment. On December 16, 2002, the Compensation
Committee approved a decrease in Mr. Dobrinsky's base salary to $200,000 effective January 20, 2003; on May 16, 2003, Mr. Dobrinsky voluntarily reduced his base salary to $100,000; and on June 15, 2003, the Compensation Committee approved a decrease in Mr. Dobrinsky's base salary to $0 effective June 23, 2003. Mr. Korb is a party to an agreement with us, effective as of May 6, 2002, under which he serves as our Executive Vice Chairman, Strategy and Strategic Alliances at an initial base salary of $225,000, subject to annual adjustment. On December 16, 2002, the Compensation Committee approved a decrease in Mr. Korb's base salary to $200,000 effective January 20, 2003; on May 16, 2003, Mr. Korb voluntarily reduced his base salary to $100,000; and on June 15, 2003, the Compensation Committee approved a decrease in Mr. Korb's base salary to $0 effective June 23, 2003. Mr. Luis is a party to an agreement with us, effective as of May 6, 2002, under which he now serves as our Chief Executive Officer at an initial base salary of $225,000, subject to annual adjustment. On December 16, 2002, the Compensation Committee approved a decrease in Mr. Luis' base salary to $200,000 effective January 20, 2003; on May 16, 2003, Mr. Luis voluntarily reduced his base salary to $150,000, and on June 15, 2003, the Compensation Committee approved the decrease in Mr. Luis' base salary to $150,000. Mr. Odom is a party to an agreement with us, effective as of May 6, 2002, under which he serves as our Chief Technology Officer at an initial base salary of $180,000, adjusted to $185,400 pursuant to a Compensation Committee increase previously approved and subject to further adjustment. On December 16, 2002, the Compensation Committee approved a decrease in Mr. Odom's base salary to $165,000 effective January 20, 2003; on May 16, 2003, Mr. Odom voluntarily reduced his base salary to $150,000, and on June 15, 2003, the Compensation Committee approved the decrease in Mr. Odom's base salary to $150,000. The Compensation Committee may award any or all of the above individuals additional bonus payments or option grants in its discretion. Mr. Elenio was a party to an agreement with us, effective as of May 6, 2002, pursuant to which he served as our Chief Financial Officer, Treasurer and Secretary at an initial base salary of $185,000; on May 16, 2003, Mr. Elenio voluntarily reduced his base salary to $150,000, and on June 15, 2003, the Compensation Committee approved the decrease in Mr. Elenio's base salary to $150,000. Mr. Elenio resigned from the Company as of August 15, 2003. In connection with the salary reductions effected in May and June 2003 described above, the Compensation Committee provided that, in the event we consummate a material transaction with a value of at least $2.5 million to the Company, the salary foregone since May 16, 2003 is recoupable by those executive officers who have remained a continuous, full time employee of the Company through the closing of such a transaction.

The initial term of each such agreement is for three years and renews for one-year periods thereafter. Messrs. Dobrinsky, Korb, Luis and Odom have each waived their respective rights to receive the salary and benefits and similar payments provided as severance in their employment agreements, retaining only the right to continued vesting of their stock options and the right to receive comparable severance available to all other full time Company employees under the Company's severance policy in effect at the time of termination. Each employment agreement also contains invention assignment and confidentiality provisions and also requires that we maintain standard directors and officers insurance of no less than $10.0 million, while certain non-competition and non-solicitation provisions were waived by the Company in exchange for the executives' waiver of enhanced severance.

We require all employees to sign an agreement pursuant to which they agree to maintain the confidentiality of our proprietary information, to assign any inventions to us, and to agree not to solicit our customers, suppliers or employees away from us.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently consists of Messrs. Docter, Kristoff and Lee, with Mr. Docter serving as Chairman. During 2002, the Committee consisted of Mr. Docter, Brian Bailey from January 1 to December 18, when Mr. Bailey resigned from ours Board of Directors, and Robi Blumenstein, who resigned from our Board of Directors on June 13, 2003. None of these individuals are or were at any time officers or employees of the Company. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent purpose) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

No  interlocking   relationship   exists  between  our  Board  of  Directors  or
Compensation Committee and the board of directors or compensation committee of any other company.

PERFORMANCE GRAPH

The following line graph compares the cumulative total stockholder return on our Common Stock with the cumulative total return on the Nasdaq Composite Index and a Peer Group Index (capitalization weighted) for the period beginning on April 7, 2000, the date on which the SEC declared effective our Form 8-A Registration Statement pursuant to Section 12 of the Exchange Act, and ending on the last day of our last completed fiscal year. The stock performance shown on the graph below is not indicative of future price performance. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends and increases or decreases in market price.


COMPANY / INDEX / MARKET   4/07/2000  12/29/2000  12/31/2001  12/31/2002

GoAmerica Incorporated       100.00      33.59      14.19        1.81

Customer Selected Stock List 100.00      37.89      34.87        8.40

NASDAQ Market Index          100.00      53.34      42.52       29.66

(1) Graph assumes $100.00 invested on April 7, 2000 in the Company's Common Stock, the Nasdaq Composite Index and the Peer Group Index.

(2) Cumulative total return assumes reinvestment of dividends.

(3) The Company has contructed a Peer Group Index consisting of other wireless service providers including Aether Systems, Inc., Sprint Corp., AT&T Wireless Services Inc. and Research in Motion Limited. The entities which comprise the 2002 Peer Group Index differ from those used in our Proxy Statment for last year only in that AvantGo Inc. was merged into a larger entity that would not be considered relevant for this presentation. The Company believes that the entities utilized in the 2002 Peer Group Index most closely resemble the Company's business mix and that their performance is representative of the industry.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following report is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

The Compensation Committee has furnished the following report:

The Company's executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to achieve maximum performance by aligning the executives' interest with that of stockholders by basing a portion of compensation on corporate performance.

The Compensation Committee reviews and determines base salary levels for executive officers of the Company on an annual basis and determines actual bonuses after the end of the fiscal year based upon Company and individual performance. Additionally, the Compensation Committee makes grants under and administers all of the Company's stock option and stock purchase plans.

The Company's executive officer compensation program is comprised of base salary, discretionary annual cash bonuses, stock options and various other benefits, including medical insurance and a 401(k) Plan, which are generally available to all employees of the Company.

Salaries are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

Bonuses are paid on an annual basis and are discretionary. The amount of bonus, if any, is based on criteria designed to effectively measure a particular executive's attainment of goals that relate to his or her duties and responsibilities as well as overall Company performance. In general, the annual incentive bonus is based on operational and financial results of the Company and the executive's individual performance in achieving the results. With respect to bonuses awarded to executive officers for services rendered during 2002, it was determined that it would be prudent if such bonuses were not paid in cash.
Therefore, bonuses awarded to executive officers for 2002 were in the form of stock option grants.

The stock option program is designed to relate executives' and certain middle managers' and other key personnel's long-term interests to stockholders' long-term interests and therefore are typically granted upon commencement of employment. In general, stock option awards are granted if warranted by the Company's growth and profitability. Stock options are awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

In establishing the total annual compensation for the Company's Chief Executive Officer in 2002, Aaron Dobrinsky, and the Company's current Chief Executive Officer and former President and Chief Operating Officer, Daniel R. Luis, we have examined the size, complexity and historical performance of the Company's business, the Company's position as compared to its peers in the industry, and the specific challenges faced by the Company during the year, such as changes in the market for wireless products and services and other industry factors. In December 2002, due to our financial condition, the Compensation Committee recommended, and the Board of Directors confirmed, a decrease of approximately 11 percent in the base salary of each of Messrs. Dobrinsky (who served as our Chairman and Chief Executive Officer until January 2003 and now serves as our Executive Chairman), Korb (who served as our President until May 2002 and now serves as our Executive Vice Chairman, Strategy and Strategic Alliances), Luis (who served as our President and Chief Operating Officer from May 2002 until January 2003 and now serves as our Chief Executive Officer), Elenio (our former Chief Financial Officer) and Odom (our Chief Technology Officer). In May 2003,
[each of the Company's executive officers ] As of June 30, 2003, ......

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Chief Executive Officer and four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the deduction limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company's stockholders, after taking into consideration changing business conditions and the performance of employees.

                         COMPENSATION COMMITTEE MEMBERS

                         Alan Docter (Chairman)
                         Mark Kristoff
                         King Lee

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON STOCK

The following table sets forth certain information, as of November 3, 2003, with respect to holdings of our Common Stock by (i) each person known by us to beneficially own more than 5% of the total number of shares of Common Stock outstanding as of such date, based on currently available Schedules 13D and 13G filed with the SEC, (ii) each of our Directors and Named Executives, and (iii) all Directors and officers as a group. Unless otherwise indicated, the address for the individuals below is that of the Company: GoAmerica, Inc., 433 Hackensack Avenue, Hackensack, New Jersey 07601.

                                                      Amount and Nature of
Name and Address of Beneficial Owner                  Beneficial Ownership (1)       Percent of Class (2)
------------------------------------                  ------------------------       --------------------
(i) Certain Beneficial Owners
Aaron Dobrinsky                                        3,207,800 (3)                   5.85%%
Joseph Korb                                            2,114,106 (4)                   3.87%

(ii) Directors and Named Executives
    Not Set Forth Above
Alan Docter                                              421,136 (5)                      *
Francis Elenio                                           436,450 (6)                      *
Mark Kristoff                                            232,284 (7)                      *
King Lee                                                  49,755 (8)                      *
Daniel R. Luis                                           465,563 (9)                      *
Jesse Odom                                               368,450 (10)                     *

(iii) All Directors and Officers as a Group            7,295,598 (11)                 12.80%
       (8 persons)

___________________
* Less than one percent.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

(2) Applicable percentage of ownership is based on an aggregate of 54,341,946 shares of Common Stock outstanding on November 3, 2003, plus any then exercisable stock options held by each such holder, and options and warrants which will become exercisable by such holder within 60 days after November 3, 2003.

(3) Includes 460,102 shares of Common Stock underlying options which are exercisable as of November 3, 2003 or within 60 days after such date. Also includes 400 shares held for the benefit of Mr. Dobrinsky's minor children. Mr. Dobrinsky has voting and dispositive power with respect to such shares. Excludes 322,186 shares of Common Stock underlying options which become exercisable over time after such period.

(4) Includes 342,084 shares of Common Stock underlying options which are exercisable as of November 3, 2003 or within 60 days after such date. Excludes 204,167 shares of Common Stock underlying options which become exercisable over time after such period.

(5) Includes 92,000 shares of Common Stock underlying options which are exercisable as of November 3, 2003 or within 60 days after such date. [Also includes 329,136 shares of Common Stock underlying warrants which are immediately exercisable.] Excludes 60,000 shares of Common Stock underlying options which become exercisable over time after such period.

(6) Includes 435,950 shares of Common Stock underlying options which are exercisable as of November 3, 2003 or within 60 days after such date. Also includes an aggregate of 500 shares of Common Stock held by Mr. Elenio's minor children. Mr. Elenio has voting and dispositive power over the shares held by his minor children.

(7) Includes 92,000 shares of Common Stock underlying options which are exercisable as of November 3, 2003 or within 60 days after such date. [Also includes 71,924 shares of Common Stock underlying warrants which are immediately exercisable.] Excludes 60,000 shares of Common Stock underlying options which become exercisable over time after such date.

(8) Includes 46,755 shares held by the Lee Living Trust. Mr. Lee is a co-trustee, but not a beneficiary, of the Lee Living Trust. Also includes 3,000 shares of Common Stock underlying warrants which are immediately exercisable held by the Lee Living Trust. Excludes 90,666 shares of Common Stock underlying options which become exercisable over time after such period.

(9) Includes 462,563 shares of Common Stock underlying options which are exercisable as of November 3, 2003 or within 60 days after such date. Excludes 508,720 shares of Common Stock underlying options which become exercisable over time after such period.

(10) Includes 368,450 shares of Common Stock underlying options which are exercisable as of November 3, 2003 or within 60 days after such date. Excludes 181,900 shares of Common Stock underlying options which become exercisable over time after such period.

(11) Includes 2,657,209 shares of Common Stock underlying options which are exercisable as of November 3, 2003 or within 60 days after such date.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no transactions involving any of Messrs. Docter, Kristoff or Lee, or former Directors Brian Bailey, Robi Blumenstein and Adam Dell, to be disclosed since January 1, 2002 under the heading "Compensation Committee Interlocks and Insider Participation" or otherwise.

                             STOCKHOLDERS' PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the Company's 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must have submitted the proposal to the Company at its offices at 433 Hackensack Avenue, Hackensack, New Jersey 07601, not later than July 29, 2003.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to have provided advanced notice of such proposal to the Company at the aforementioned address not later than October 13, 2003.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, if a stockholder notifies the Company in a time or manner inconsistent with the Company's by-laws of an intent to present a proposal at the Company's 2004 Annual Meeting (and for any reason the proposal is voted upon at that Annual Meeting), the Company's proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials.


                                  OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

Certain   information   contained  in  this  Proxy  Statement  relating  to  the
occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

GOAMERICA, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON NOVEMBER 7, 2003, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO INVESTOR RELATIONS DEPARTMENT, GOAMERICA, INC., 433 HACKENSACK AVENUE, HACKENSACK, NEW JERSEY 07601. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write us at 433 Hackensack Avenue, Hackensack, New Jersey 07601, or call us at (201) 996-1717. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

                                  By Order of the Board of Directors

                                  /s/ Daniel R. Luis
                                  Daniel R. Luis
                                  Chief Executive Officer

Hackensack, New Jersey
November 26, 2003

                                   APPENDIX A

                                 GOAMERICA, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Daniel Luis and Wayne Smith, and each of them, his or her true and lawful agent and proxy, with full power of substitution in each, to represent and to vote on behalf of the undersigned, all of the shares of GoAmerica, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Continental Plaza, 433 Hackensack Avenue, 2nd Floor, Hackensack, New Jersey at 10:00 a.m., local time, on December 19, 2003, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the Boards nominees for Class C Director.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

GOAMERICA, INC.
433 HACKENSACK AVENUE
HACKENSACK, NJ 07601


                      VOTE BY INTERNET - WWW.PROXYVOTE.COM
                      ------------------------------------
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to GoAmerica, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of stockholders
                                 GOAMERICA, INC.

                                DECEMBER 19, 2003

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

GOAMR1                                       KEEP THIS PORTION FOR YOUR RECORDS

                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOAMERICA, INC.

1.  ELECTION  OF CLASS C  DIRECTORS:  For  Withhold  For All Except      To withhold authority to vote, mark "For All
                                                                         Except"  and write the  nominee's  number in
                                      [ ]     [ ]         [ ]            the line below.
                                                                         _________________________________

Nominees:        01)   Aaron Dobrinsky
                 02)   Alan Docter
                 03)   King Lee

2. In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

                           If you plan to  attend  the  Annual Meeting,
                           please check the box to the right.             [ ]

UNLESS OTHERWISE SPECIFIED IN THE SPACES OR SQUARES PROVIDED, THIS PROXY WILL BE VOTED FOR THE BOARD'S NOMINEES FOR
DIRECTOR
                                                                       Dated: __________________________________, 2003

                                                                       _____________________________________________
                                                                       Signature
                                                                       _____________________________________________
                                                                       (Signature if held jointly)

                                                                       Please  sign  exactly  as your name  appears
                                                                       hereon.   When  shares  are  held  by  joint
                                                                       tenants,  both should sign.  When signing as
                                                                       attorney, executor,  administrator,  trustee
                                                                       or guardian, please give full title as such.
                                                                       If  a  corporation,   please  sign  in  full
                                                                       corporate  name by President  or  authorized
                                                                       officer.  If a  partnership,  please sign in
                                                                       partnership name by authorized person.

           PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE


                      APPENDIX B -- AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee of GoAmerica, Inc. and its subsidiaries ("the Company"). The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statement, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's stockholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independent Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to stockholders' approval.

o The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted standards.